No. XXXX                          [company logo]                 Shares -XX,XXX-
                          MID-POWER SERVICE CORPORATION
              Incorporated Under the Laws of the State of Delaware

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 595416-10-8



THIS CERTIFIES THAT                [name of stockholder]

is the owner of                      [number of shares]

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                          MID-POWER SERVICE CORPORATION

transferable on the Books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:   [issuance date]


[facsimile signature]       [facsimile corporate seal]
     PRESIDENT
[facsimile signature]                            Countersigned and Registered:
     SECRETARY                                   U.S. STOCK TRANSFER CORPORATION
                                                 (Glendale, CA)
                                                 Transfer Agent and Registrar
                                                 Authorized Signature

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common           UNIF GIFT MIN ACT -_____Custodian_____
TEN ENT  - as tenants by the entireties                      (Cust)      (Minor)
JT TEN   - as joint tenants with right                       under Uniform Gifts
           of survivorship and not as                        to Minors Act Utah)
           tenants in common

     Additional abbreviations may also be used though not in the above list.



  For Value Received ___________________ hereby sell, assign, and transfer unto

     [please insert social security or other identifying number of assignee]

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



   _____________________________________________________________________________

   _____________________________________________________________________________


   _______________________________________________________________________Shares
   of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated _____________________ 20____


                                       Signature _______________________________

                                        NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.



                                        SIGNATURE GUARANTEED BY:________________
                                        (Please have signature guaranteed by a
                                        National Bank through its officer or by
                                        a member firm of a major stock
                                        exchange.)